       As filed with the Securities and Exchange Commission on December 29, 2004
                                                         Registration No. ______

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ]   Pre-Effective Amendment No.            [ ]    Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                              THE KENSINGTON FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            4 Orinda Way, Suite 200C
                            Orinda, California 94563
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (925) 253-2949

                            Patrick W.D. Turley, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006
                     (Name and Address of Agent for Service)

                                    Copy to:

           John Kramer                                Jay G. Baris, Esq.
Kensington Investment Group, Inc.            Kramer Levin Naftalis & Frankel LLP
     4 Orinda Way, Suite 200C                          919 Third Avenue
     Orinda, California 94563                      New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on January 28, 2005 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                             THE VICTORY PORTFOLIOS

                                REAL ESTATE FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 362-5365

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2005

Dear Shareholder:

      I am writing to ask for your vote on important matters concerning your investment in the Real Estate Fund (the "Victory Fund"), a series of The Victory Portfolios (the "Trust"). The Trust's Board of Trustees has called a special meeting of shareholders (the "Special Meeting") of the Victory Fund for 10:00 a.m., on March 15, 2005 at the offices of the Trust, 3435, Stelzer Road, Columbus, Ohio 43219.

      At the Special Meeting, you will be asked to approve an agreement to reorganize the Victory Fund into the Kensington Real Estate Securities Fund (the "Kensington Fund") in a tax-free reorganization. The Kensington Fund is a mutual fund managed by Kensington Investment Group, Inc. that, like the Victory Fund, invests primarily in real estate-related securities.

      If approved by the Victory Fund's shareholders, you will become a shareholder of the Kensington Fund on the date that the reorganization occurs. No sales charges or redemption fees will be imposed in connection with the reorganization.

      After careful consideration, the Board of Trustees of the Trust unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

      No matter what size your investment is, your vote is critical. Therefore, whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on March 15, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1-800-539-FUND.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                          Sincerely

                                                          Kathleen A. Dennis
                                                          President
                                                          The Victory Portfolios

                             THE VICTORY PORTFOLIOS

                                REAL ESTATE FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 362-5365

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             OF THE REAL ESTATE FUND
                          TO BE HELD ON MARCH 15, 2005

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Real Estate Fund (the "Victory Fund"), a series of The Victory Portfolios (the "Trust"), will be held at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 on March 15, 2005, at 10:00 a.m.

      At the Special Meeting you will be asked to consider and approve the following proposals:

      (1) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Victory Fund, and The Kensington Funds, on behalf of its series, Kensington Real Estate Securities Fund (the "Kensington Fund"), whereby the Kensington Fund would acquire all of the assets of the Victory Fund in exchange solely for shares of beneficial interest in the Kensington Fund; the assumption of all liabilities and the subsequent liquidation and termination of the Victory Fund.

      (2) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      You may vote at the Special Meeting if you are the record owner of shares of the Victory Fund as of the close of business on December 17, 2004 . If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

      Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-539-FUND.

                                            By Order of the Board of Trustees of
                                            The Victory Portfolios

                                            Cynthia Lee Lindsay
                                            Secretary

January 28, 2005

                           PROXY STATEMENT/PROSPECTUS

                                JANUARY 28, 2005

                              PROXY STATEMENT FOR:

                                REAL ESTATE FUND
                      (a series of The Victory Portfolios)
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 362-5365

                                 PROSPECTUS FOR:

                     KENSINGTON REAL ESTATE SECURITIES FUND
                       (a series of The Kensington Funds)
                            4 Orinda Way, Suite 200C
                            Orinda, California 94563
                                 (800) 253-2949

      This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Trustees of The Victory Portfolios, a Delaware statutory trust (the "Trust"), on behalf of its series, the Real Estate Fund (the "Victory Fund"), for a Special Meeting of Shareholders of the Victory Fund (the "Special Meeting"). The Special Meeting will be held on March 15, 2005, at 10:00 a.m., at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219. As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") that contemplates the reorganization (the "Reorganization") of the Victory Fund into the Kensington Real Estate Securities Fund (the "Kensington Fund"), a series of The Kensington Funds, a Delaware statutory trust (the "Kensington Funds").

      The Reorganization Agreement provides for:

      - the transfer of all of the assets of the Victory Fund to the Kensington Fund in exchange for Class A and Class C shares of beneficial interest of the Kensington Fund;

      - the assumption by the Kensington Fund of all of the liabilities of the Victory Fund;

      - the distribution of shares of beneficial interest of the Kensington Fund to the shareholders of the Victory Fund; and

      -     the complete liquidation of the Victory Fund.

      Because shareholders of the Victory Fund are being asked to approve the Reorganization Agreement that will result in the Victory Fund shareholders ultimately holding shares of the Kensington Fund, this Proxy Statement also serves as a Prospectus for the shares of the Kensington Fund to be issued in connection with the Reorganization. The Victory Fund offers three classes of shares: Class A, Class C and Class R. The Kensington Fund also offers three classes of shares: Class A, Class B and Class C. Holders of Class A shares of the Victory Fund will receive an amount of Class A shares of the

Kensington Fund equal in value to their Class A Victory Fund shares; holders of Class C shares of the Victory Fund will receive an amount of Class C shares of the Kensington Fund equal in value to their Class C Victory Fund shares; and holders of Class R shares of the Victory Fund will receive an amount of Class A shares of the Kensington Fund equal in value to their Class R Victory Fund shares.

      This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement.

      HOW TO OBTAIN ADDITIONAL INFORMATION

      A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus dated January 28, 2005, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference, and therefore is legally part of this Proxy Statement/Prospectus. You may receive a copy of the SAI without charge by contacting The Kensington Funds, c/o U.S. Bancorp Fund Services, LLC P.O. Box 701, Milwaukee, Wisconsin, 53202-0701, or by calling toll-free 1-877-833-7114.

      For more information regarding the Victory Fund, see the Prospectus (dated March 1, 2004) and the SAI (dated March 1, 2004, as revised March 11, 2004) of The Victory Portfolios (including the Victory Fund), which is incorporated herein by reference, and therefore is legally part of this Proxy Statement/Prospectus. The annual report dated October 31, 2004 for the Victory Fund is incorporated herein by reference, and therefore is legally part of this Proxy Statement/Prospectus. You may obtain a copy of the Victory Fund Prospectus, SAI, and annual report without charge by writing to The Victory Portfolios, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll-free (800) 539-FUND.

      For more information regarding the Kensington Fund, see the Prospectus dated October 1, 2004 and the SAI dated October 1, 2004 of The Kensington Funds (including the Kensington Fund), which is incorporated herein by reference, and therefore is legally a part of this Proxy Statement/Prospectus. The annual report dated December 31, 2003 and the semi-annual report dated June 30, 2004 for The Kensington Funds are each incorporated herein by reference, and therefore are legally a part of this Proxy Statement/Prospectus. A COPY OF THE KENSINGTON FUND'S CURRENT PROSPECTUS IS ENCLOSED WITH THIS MAILING. You may obtain a copy of the most recent Prospectus, SAI, annual report and semi-annual report for the Kensington Fund by writing to The Kensington Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701 or by calling toll-free 1-877-833-7114.

      In addition, you can copy and review any of the above-referenced documents at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Victory and Kensington Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      The Victory Fund and the Kensington Fund each provide periodic reports to their shareholders that highlight certain important information about the Funds, including investment results and financial information.

      THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SYNOPSIS.............................................................................................    1

            The Reorganization.......................................................................    1
            Board Recommendations....................................................................    2
            The Kensington Funds.....................................................................    2
            Comparison of Investment Objectives, Strategies and Management...........................    2
            Comparison of Fees and Expenses..........................................................    3
            Relative Performance.....................................................................    5
            Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements............    6
            Comparison of Purchase, Redemption and Exchange Policies and Procedures..................   11

COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS........   12

            Investment Objectives of Each Fund.......................................................   12
            Primary Investments of Each Fund.........................................................   12

INFORMATION ABOUT THE REORGANIZATION.................................................................   16

            The Reorganization Agreement.............................................................   16
            Reasons for the Reorganization and Board Considerations..................................   16
            Tax Considerations.......................................................................   17
            Expenses of the Reorganization...........................................................   18

ADDITIONAL INFORMATION ABOUT THE KENSINGTON FUND.....................................................   18

            Investment Adviser.......................................................................   18
            The Investment Committee.................................................................   18
            Portfolio Managers.......................................................................   20
            Shareholder Services and Distribution Plan...............................................   20
            Pricing of Fund Shares...................................................................   21
            Financial Highlights.....................................................................   21

ADDITIONAL INFORMATION ABOUT THE FUNDS...............................................................   21

            Form of Organization.....................................................................   21
            Distributor..............................................................................   21
            Administrator............................................................................   22
            Dividends and Other Distributions........................................................   22
            Capitalization...........................................................................   22

OTHER BUSINESS.......................................................................................   23

GENERAL INFORMATION..................................................................................   23

            Solicitation of Votes....................................................................   23
            Quorum...................................................................................   24
            Vote Required............................................................................   24
            Adjournments.............................................................................   24

            Receipt of Shareholder Proposals.........................................................   24
            Record Date and Outstanding Shares.......................................................   24
            Security Ownership of Certain Beneficial Owners and Management...........................   24
            Information About the Funds..............................................................   26

EXHIBIT A ...........................................................................................  A-1

                                    SYNOPSIS

      This synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, including the exhibits and documents incorporated by reference herein, including without limitation, the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each of Victory Fund and Kensington Fund (each a "Fund" and together the "Funds").

THE REORGANIZATION

      At a meeting held on December 8, 2004, the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), considered and unanimously approved the Reorganization. Subject to the approval of the shareholders of the Victory Fund, the Reorganization Agreement provides for:

      - the transfer of all of the assets of the Victory Fund to the Kensington Fund in exchange for Class A and Class C shares of beneficial interest of the Kensington Fund;

      - the assumption by the Kensington Fund of all of the liabilities of the Victory Fund;

      - the distribution of shares of beneficial interest of the Kensington Fund to the shareholders of the Victory Fund; and

      -     the complete liquidation of the Victory Fund.

      The Reorganization is scheduled to be effective upon the close of business on March 15, 2005, or such other date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Victory Fund will become the owner of the number of full and/or fractional shares of the Kensington Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Victory Fund shares as of the close of business on the Closing Date. See "INFORMATION ABOUT THE REORGANIZATION" below. For more information about the characteristics of the classes of shares offered by the Kensington Fund see "Comparison Of Purchase, Redemption And Exchange Policies And Procedures" below.

      Approval of the Reorganization requires approval of the lesser of (a) 67% or more of the shares of the Victory Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy; or (b) a majority of the outstanding voting securities of the Victory Fund. If the Victory Fund's shareholders do not approve the Reorganization, the Board will consider other alternatives, including the possible liquidation of the Victory Fund. Shareholders are entitled to one vote for each whole share that they own of the Victory Fund. Fractional shares will be counted as fractional votes. See "General Information" below.

      In considering whether to approve the Reorganization you should note that the Reorganization is not expected to cause you to recognize any taxable gains or losses on the disposition of your shares of the Victory Fund and acquisition of shares of the Kensington Fund.

BOARD RECOMMENDATIONS

      For the reasons set forth below under "Reasons for the Reorganization and Board Considerations," the Board has concluded that the Reorganization would be in the best interests of the shareholders of the Victory Fund, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Victory Fund.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

THE KENSINGTON FUNDS

      The Kensington Fund is a series of The Kensington Funds, an open-end management investment company organized as a Delaware statutory trust. The Kensington Funds offer redeemable shares in different classes and/or series. The Kensington Fund offers three classes of shares: Class A, Class B and Class C.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT

      This section will help you compare the investment objectives and principal investment strategies of the two Funds. Please be aware this is only a brief discussion. More complete information may be found in each Fund's prospectus.

                                    VICTORY REAL ESTATE                             KENSINGTON REAL ESTATE
                                            FUND                                        SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE   To provide total return through investments     To seek total return from both capital
                       in real estate related securities.              appreciation and current income through
                                                                       investing in a portfolio of real estate
                                                                       securities.

PRINCIPAL INVESTMENT   To invest, under normal circumstances, at       To invest, under normal circumstances, at least
STRATEGIES             least 80% of net assets in real estate          80% of net assets in the common stock,
                       related companies by investing in:              convertible stock, preferred shares, debt
                                                                       securities, rights or warrants to purchase
                       -        Equity securities (including equity    common stock, and limited partnership interests
                                and mortgage real estate               of:
                                  investment trusts (REITs));
                       -        Rights or warrants to purchase         -        Real estate investment trusts (REITs));
                                common stocks;                                  and
                       -        Securities convertible into common     -        master limited partnerships and other
                                stocks; and                                     real estate companies.
                       -        Preferred stocks.

INVESTMENT ADVISER     Victory Capital Management Inc.                 Kensington Investment Group, Inc.

      As you can see from the above chart, the Funds invest in similar types of securities. Both Funds invest primarily in real estate securities. Both Funds are "non-diversified" which means that they typically hold the securities of fewer companies than funds electing to be "diversified funds." Each Fund invests at least 80% of its assets in real estate securities, which may include equity securities, debt securities, rights, warrants and limited partnership interests.

COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Funds. The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred in each Fund's most recently completed fiscal year (October 31, 2004 for the Victory Fund and December 31, 2004 for the Kensington Fund).

                         SHAREHOLDER FEES                              VICTORY                KENSINGTON
             (FEES PAID DIRECTLY FROM YOUR INVESTMENT                   FUND                     FUND
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage   Class A - 5.75%        Class A - 5.75%(3)
of offering price)                                                  Class C - None         Class C - None
                                                                    Class R - None         Class A - 5.75%(3)

Maximum Deferred Sales Charge (Load) (as a percentage of net        Class A - None (1)     Class A - None (4)
asset value at time of purchase)                                    Class C - 1.00%(2)     Class C - 1.00%(5)
                                                                    Class R - None         Class A - None (4)

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and     Class A - None         Class A - None
Distributions                                                       Class C - None         Class C - None
                                                                    Class R - None         Class A - None

Redemption Fee                                                      Class A - None         Class A - 1.00%(6)
                                                                    Class C - None         Class C - 1.00%(6)
                                                                    Class R - None         Class A - 1.00%(6)

Exchange Fee                                                        Class A - None         Class A - None
                                                                    Class C - None         Class C - None
                                                                    Class R - None         Class A - None

--------------
(1) A deferred sales charge of up to 1% may be imposed on certain redemptions of Victory Fund Class A shares bought without an initial sales charge.

(2) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(3) Lower sales charges are available depending upon the amount invested. The sales charge may be waived for certain investors, depending on the circumstances. The sales charge will be waived following the completion of the Reorganization for former Victory Fund Class R shareholders who receive Kensington Fund Class A shares in connection with the Reorganization.

(4) A deferred sales charge of 1.00% is applied to redemptions within one year of purchase of Kensington Fund Class A shares initially purchased in an amount of $1 million or more (not including shares purchased with reinvested dividends and/or distributions).

(5)   Applied to redemptions within one year of purchase.

(6) Charged to shares redeemed within 75 days of purchase. Certain exemptions may apply.

                                     CLASS A

                ANNUAL FUND
            OPERATING EXPENSES
        (EXPENSES THAT ARE DEDUCTED              VICTORY
             FROM FUND ASSETS)                    FUND           KENSINGTON FUND
--------------------------------------------------------------------------------
Management Fees                                   0.80%               0.85%
Distribution (12b-1) Fees                         0.00%               0.25%
Other Expenses                                   -----%              -----%(3)
Total Annual Fund Operating Expenses(1)          -----%              -----%(4)
Fee Waiver                                       -----%              -----%(4)
Net Annual Fund Operating Expenses               -----%               1.45%(4)

                                     CLASS C

                ANNUAL FUND
             OPERATING EXPENSES
        (EXPENSES THAT ARE DEDUCTED              VICTORY         KENSINGTON
             FROM FUND ASSETS)                     FUND             FUND
---------------------------------------------------------------------------
Management Fees                                   0.80%            0.85%
Distribution (12b-1) Fees                         1.00%            1.00%
Other Expenses                                    ----%            ----%(3)
Total Annual Fund Operating Expenses(1)           ----%            ----%(4)
Fee Waiver                                        ----%            ----%(4)
Net Annual Fund Operating Expenses                2.20%(2)         2.20%(4)

                              VICTORY FUND CLASS R

               (TO BE GRANDFATHERED INTO KENSINGTON FUND CLASS A)

                ANNUAL FUND
             OPERATING EXPENSES
        (EXPENSES THAT ARE DEDUCTED              VICTORY          KENSINGTON
             FROM FUND ASSETS)                 FUND CLASS R      FUND CLASS A
---------------------------------------------------------------------------
Management Fees                                   0.80%             0.85%
Distribution (12b-1) Fees                         0.50%             0.25%
Other Expenses                                   -----%            -----%(3)
Total Annual Fund Operating Expenses(1)          -----%            -----%(4)
Fee Waiver                                       -----%            -----%(4)
Net Annual Fund Operating Expenses                2.00%(2)          1.45%(4)

----------------
(1) For the fiscal year October 31, 2005 and subsequent fiscal years, Victory Capital Management Inc. ("Victory Capital") has agreed to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of Class A, Class C, and Class R shares of the Victory Fund do not exceed 1.40%, 2.00%, and 1.75%, respectively, for any period during which these waivers/reimbursements are in effect. These voluntary waivers/reimbursements may be terminated at any time.

(2) Victory Capital has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C shares of the Victory Fund do not exceed 2.20% until at least February 28, 2006, and 2.50%, thereafter until at least February 28, 2014, and those of Class R shares of the Fund do not exceed 2.00% until at least February 28, 2012.

(3) "Other Expenses" include operating expenses other than the management fee and distribution fee. "Other Expenses" have been restated to reflect current fees.

(4) Kensington Investment Group, Inc. ("Kensington") has contractually agreed, until December 31, 2007, to waive fees and/or reimburse the Kensington Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A and C shares at 1.45% and 2.20%, respectively. The Kensington Fund has agreed to repay Kensington for amounts waived or reimbursed by Kensington pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for a class of shares to exceed the above limits and the repayment is made within three years after the year in which Kensington incurred the expense.

EXAMPLE

      The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Your actual costs may be higher or lower.

                            FUND                            1 YEAR            3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------       ------            -------            -------           --------
VICTORY FUND
   Class A...........................................          $-                $-                 $-                 $-
   Class C (Assuming redemption).....................          $-                $-                 $-                 $-
   Class C (Assuming no redemption)..................          $-                $-                 $-                 $-
   Class R...........................................          $-                $-                 $-                 $-

KENSINGTON FUND
   Class A...........................................          $-                $-                 $-                 $-
   Class C (Assuming redemption).....................          $-                $-                 $-                 $-
   Class C (Assuming no redemption)..................          $-                $-                 $-                 $-

PRO FORMA COMBINED KENSINGTON FUND
   Class A...........................................          $-                $-                 $-                 $-
   Class C (Assuming redemption).....................          $-                $-                 $-                 $-
   Class C (Assuming no redemption)..................          $-                $-                 $-                 $-

RELATIVE PERFORMANCE

      The following table shows the average annual total return for Class A shares of each Fund and its comparative index. Average annual total return is shown for each full calendar year since 1998 in the case of the Victory Fund (Class A shares commenced operations on April 30, 1997) and since 2003 in the case of the Kensington Fund (which commenced operations on December 31, 2002). An index incurs no operating expenses and an investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

Calendar Year/                                                        Morgan Stanley REIT
 Period Ended        Victory Fund            Kensington Fund               Index (1)
-----------------------------------------------------------------------------------------
   12/31/98             -14.43%                    N/A                      -16.90%
   12/31/99               0.58%                    N/A                      - 4.55%
   12/31/00              30.56%                    N/A                       26.89%
   12/31/01               8.23%                    N/A                       12.75%
   12/31/02               0.00%                    N/A                        3.64%
   12/31/03              31.00%                  35.22%                      36.74%
   12/31/04                   %                       %                           %

----------------------------
(1) The Morgan Stanley REIT Index is a capitalization-weighted index of the most actively traded REITs, designed to measure real estate equity performance.

COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

      A summary of the sales load, distribution and shareholder servicing fees for the share classes involved in the Reorganization is set forth in the table below. A more detailed description of each share class follows the table. More complete information may be found in each Fund's prospectus.

                                     CLASS A

                                                    VICTORY FUND                          KENSINGTON FUND
-------------------------------------------------------------------------------------------------------------------
Sales Charge (Load)                     Front-end sales charge; sales          Front-end sales charge; sales
                                        charges may be reduced or eliminated.  charges may be reduced or eliminated.

Distribution and Service (12b-1) Fee    Class A Shares are subject to annual   Class A Shares are subject to annual
                                        shareholder servicing fees of up to    distribution and shareholder
                                        0.25%.                                 servicing fees of up to 0.25%.

Fund Expenses                           Lower annual expenses than Class R     Lower annual expenses than Class C
                                        shares.                                shares.

      Class A shares of the Victory Fund are sold at a public offering price equal to their net asset value per share plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

YOUR INVESTMENT IN THE FUND      SALES CHARGE AS A % OF OFFERING PRICE        SALES CHARGE AS A % OF YOUR INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Up to $49,999                                    5.75%                                         6.10%
$50,000 up to $99,999                            4.50%                                         4.71%
$100,000 up to $249,999                          3.50%                                         3.63%
$250,000 up to $499,999                          2.50%                                         2.56%
$500,000 up to $999,999                          2.00%                                         2.04%
$1,000,000 and above*                            0.00%                                         0.00%

* There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. Reduction or waiver of this CDSC may be available under certain circumstances.

      The Victory Fund permits an investor to reduce or eliminate the sales charge for Class A shares in the following cases:

  1. Letter of Intent - permits an investor to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. A starting minimum initial investment of at least 5% of the total amount is required.

  2. Rights of Accumulation - allows an investor to add the value of any Class A shares (excluding funds sold without a sales charge) already owned to the amount of the next Class A investment for purposes of calculating the sales charge at the time of purchase.

  3. Combination Privilege- permits combining of Class A shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. Allows combination of the total investments from the accounts of household members of immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

  4. Victory will completely waive the sales charge (for Class A shares) in the following cases:

            a. Purchases by current and retired Fund Trustees or officers; directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;" as defined in the Fund's prospectus; dealers who have an agreement with the distributor; and any trade organization to which the adviser or the administrator belongs.

            b. Purchases for trust or other advisory accounts established with KeyCorp or its affiliates.

            c. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

            d. Purchases by Investment Professionals for fee-based investment products or accounts, and selling brokers and their sales representatives.

            e. Purchases by certain retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000. IRA rollovers from such plans, if a Victory Class A share was offered. If the Fund's distributor pays a concession to the dealer of record, a CDSC of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. Investors may be eligible for reduction or waiver of this CDSC under certain circumstances.

            f.    Purchases by participants in the Victory Investment Program.

            g. Shareholders who qualified under Fund rules previously in effect, except for net asset value ("NAV") transfer rules.

      There are also several ways an investor can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

      Class A shares of the Kensington Fund are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions. The current sales charge rates for Class A shares of the Kensington Fund are as follows:

                                             SALES CHARGE               SALES CHARGE
               YOUR                           AS A % OF                  AS A % OF
            INVESTMENT                      OFFERING PRICE            YOUR INVESTMENT
-------------------------------------------------------------------------------------
Less than $50,000                               5.75%                      6.10%
$50,000 but less than $100,000                  5.00%                      5.26%
$100,000 but less than $250,000                 4.00%                      4.17%
$250,000 but less than $500,000                 3.00%                      3.09%
$500,000 but less than $750,000                 2.50%                      2.56%
$750,000 but less than  $1,000,000              2.00%                      2.04%
$1,000,000 and above*                           0.00%                      0.00%

* In the case of investments of $1 million or more, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

      The Kensington Fund offers certain sales charge reductions. For purchases of Class A shares, reduced sales charges are available to shareholders with investments of $50,000 or more. Additionally, reduced sales charges may apply if an investor enters into a Letter of Intent to purchase enough shares over a 13-month period to qualify for a reduced sales charge and includes a minimum of 5% of the total amount intended to purchase with the letter. Sales charges may also be reduced for the following programs
(i) Rights of Accumulation where the value of shares owned plus the amount intended to invest reaches the amount needed to qualify for a reduced sales charge, the additional investment would qualify for the reduced sales charge; and (ii) Combination Privilege where an investor instructs the Fund to combine accounts of multiple Kensington funds or accounts of immediate family household members to achieve reduced sales charges.

                                     CLASS C

                                                        VICTORY FUND                                      KENSINGTON FUND
------------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load)                  No front-end sales charge; deferred charge may     No front-end sales charge; deferred charge
                                     apply.                                             may apply.

Distribution and Service (12b-1)     Fee Subject to annual distribution fees of up to   Subject to annual distribution and
                                     1.00% of the Fund's total assets applicable to     shareholder servicing fees of up to 1.00% of
                                     Class C shares.                                    Fund's total assets applicable to Class C
                                                                                        shares.

Fund Expenses                        Higher expenses than Class A or Class R shares.    Higher annual expenses than Class A shares.

      A 1% contingent deferred sales charge (CDSC) is imposed on any Class C shares of the Victory Fund sold within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares acquired by reinvesting dividends or capital gains distributions. Reduction or waiver of this CDSC is possible under certain circumstances. There is no CDSC when Class C shares are exchanged for Class C shares of another Victory Fund. To keep CDSC as low as possible, each time shares are sold, shares not subject to CDSC are sold first. If there are not enough of these to meet the sale, shares are sold in the order that they were purchased. Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

      Class C shares of the Kensington Fund are sold at NAV, with no sales charge. Therefore, the entire amount of your purchase price is invested in Class C shares. A CDSC of 1.00% is applied to redemptions of Class C shares within one year of the date of purchase. Class C shares have no conversion feature.

     VICTORY FUND CLASS R (TO BE GRANDFATHERED INTO KENSINGTON FUND CLASS A)

                                         VICTORY FUND - CLASS R SHARES          KENSINGTON  - CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------
Sales Charge (Load)                      No front-end sales charge.             Front-end sales charge;  reduced
                                                                                sales charges are available; the
                                                                                sales charge will be waived for all
                                                                                future additional purchases by
                                                                                former Victory Fund Class R

                                                                                shareholders who received Kensington
                                                                                Fund Class A Shares in connection
                                                                                with the Reorganization.

Distribution and Service (12b-1) Fee     Subject to annual distribution and     Subject to annual distribution and
                                         shareholder servicing fees of up to    shareholder servicing fees of up to
                                         0.50% of the Fund's total assets       0.25% of Fund's total assets
                                         applicable to Class R shares.          applicable to Class A shares.

Fund Expenses                            Higher expenses than Class A shares.   Lower annual expenses than Class C
                                                                                shares.

      Class R shares of the Victory Fund are sold at a public offering price equal to their net asset value per share. A sales charge is not imposed.

      As noted above, Class A shares of the Kensington Fund are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions. The current sales charge rates for Class A shares of the Kensington Fund are as follows:

                                               SALES CHARGE             SALES CHARGE
              YOUR                              AS A % OF                AS A % OF
           INVESTMENT                         OFFERING PRICE          YOUR INVESTMENT
-------------------------------------------------------------------------------------
Less than $50,000                                 5.75%                    6.10%
$50,000 but less than $100,000                    5.00%                    5.26%
$100,000 but less than $250,000                   4.00%                    4.17%
$250,000 but less than $500,000                   3.00%                    3.09%
$500,000 but less than $750,000                   2.50%                    2.56%
$750,000 but less than  $1,000,000                2.00%                    2.04%
$1,000,000 and above*                             0.00%                    0.00%

* In the case of investments of $1 million or more, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

      The Kensington Fund offers certain sales charge reductions. For purchases of Class A shares, reduced sales charges are available to shareholders with investments of $50,000 or more. Additionally, reduced sales charges may apply if an investor enters into a Letter of Intent to purchase enough shares over a 13-month period to qualify for a reduced sales charge and includes a minimum of 5% of the total amount intended to purchase with the letter. Sales charges may also be reduced for the following programs (i) Rights of Accumulation where the value of shares owned plus the amount intended to invest reaches the amount needed to qualify for a reduced sales charge, the additional investment would qualify for the reduced sales charge; and (ii) Combination Privilege where an investor instructs the Fund to combine accounts of multiple Kensington Funds or accounts of immediate family household members to achieve reduced sales charges.

      If the Reorganization is approved, Class R shares of the Victory Fund will be "grandfathered" into Class A shares of the Kensington Fund. This means that current Victory Fund Class R shareholders will not be required, at any time, to pay the Class A sales charge, as described above, for investment in additional Class A shares of the Kensington Fund.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

      The following chart highlights the purchase, redemption, and exchange policies and procedures of the Class A, C and R shares of the Victory Fund and the Class A and C shares of the Kensington Fund. Fore a more complete discussion of each share class' purchase, redemption and exchange policies and procedures, please see the applicable section(s) of the respective Fund's prospectus.

  PURCHASE, REDEMPTION, AND EXCHANGE                 VICTORY FUND                          KENSINGTON FUND
        POLICIES AND PROCEDURES                (CLASS A, C AND R SHARES)               (CLASS A AND C SHARES)
--------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL PURCHASE                 The minimum investment required to     Retirement Plans: $2,000
                                         open an account is $500 ($100 for
                                         IRA accounts), with additional         Automatic Investment Plan /
                                         investments of at least $25.           Regular: $5,000

                                                                                Custodial Accounts: $2,000

                                                                                The Fund may waive its minimum
                                                                                purchase requirements.

ADDITIONAL INVESTMENT                    All Accounts: $25.                     All Accounts: $25

PURCHASES                                By check, wire transfer, exchange      By check, wire transfer and
                                         from other Victory fund, internet,     automatic investment plan.
                                         Automated Clearing House account
                                         ("ACH"), systematic investment plan    Through the Fund's distributor or
                                         and arrangement with an investment     through an intermediary such as an
                                         professional.                          investment representative or a
                                                                                broker dealer.

REDEMPTIONS                              By telephone, mail, wire, ACH,         By telephone, mail, wire transfer
                                         systematic withdrawal plan.            and automatic withdrawal plan.

EXCHANGES                                By telephone, internet, and written    Shareholders may exchange shares in
                                         request.  The Fund may deny an         one Kensington mutual fund (by
                                         exchange request if the Fund           written request or by telephone) for
                                         believes that the exchange is part     shares of the same class of another
                                         of a market timing strategy.           Kensington mutual fund, usually
                                                                                without incurring a contingent
                                         Shareholders may exchange shares of    deferred sales charge or paying
                                         one Victory fund to buy shares of      additional sales charges.  No
                                         the same class of any other Victory    transaction fees are charged for
                                         fund.  Class C shares of any Victory   exchanges. Certain minimum
                                         Fund may                               investment requirements for the Fund
                                                                                into

  PURCHASE, REDEMPTION, AND EXCHANGE                 VICTORY FUND                          KENSINGTON FUND
        POLICIES AND PROCEDURES                (CLASS A, C AND R SHARES)               (CLASS A AND C SHARES)
--------------------------------------------------------------------------------------------------------------------
                                         exchange into Class C shares of the    which you are exchanging must be
                                         Gradison Government Reserves Fund.     met, unless waived by the Fund.
                                         Also, Class A or Class R shares of
                                         any Victory fund may be exchanged for
                                         shares of any Victory money market
                                         fund. A shareholder may also exchange
                                         shares of any Victory money market
                                         fund for Class A or Class R shares of
                                         any Victory fund.

                                         If Class A shares are acquired as a
                                         result of an exchange, the
                                         shareholder pays the percentage
                                         point difference, if any, between
                                         the fund's sales charge and any
                                         sales charge previously paid in
                                         connection with the shares that are
                                         being exchanged.   Shares must be
                                         held for at least ten business days
                                         before they may be exchanged.

          COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL
                        RISKS OF INVESTING IN THE FUNDS

      The following discussion comparing investment objectives, techniques, restrictions, and principal risks of the Funds is based upon and qualified in its entirety by the respective investment objectives, techniques, restrictions and principal risks sections of the prospectus of the Victory Fund dated March 1, 2004 and the Prospectus of the Kensington Fund dated October 1, 2004.

INVESTMENT OBJECTIVES OF EACH FUND

      The investment objective of the Victory Fund is to seek to provide total return through investments in real estate-related securities. The investment objective of the Kensington Fund is to seek total return from both capital appreciation and current income through investing in a portfolio of real estate securities.

PRIMARY INVESTMENTS OF EACH FUND

      The principal investments and strategies of each Fund are similar. The Victory Fund pursues its investment objective by investing primarily in equity securities (including equity and mortgage REITs; rights or warrants to purchase common stocks; securities convertible into common stocks; and preferred stocks. Generally, a real estate company derives at least 50% of its revenues from real estate or has at least 50% of its assets in real estate. Under normal circumstances, the Fund will invest at least 80% of its net assets in real estate-related companies.

      The Kensington Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in real estate securities, including securities issued by REITs, master limited partnerships and other real estate companies. The Fund will deem an issuer to be primarily in the real estate business if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% if its assets invested in real estate. Real estate companies may include REITs, real estate operating companies, companies operating businesses that own a substantial amount of real estate (such as hotels and assisted living facilities) and development companies.

      Because the Funds have investment objectives and techniques that are similar, many of the risks of investing in the Victory Fund are substantially the same as the risks of investing in the Kensington Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal techniques and risks of investing in the Funds.

      Real Estate Securities. Each Fund may invest in real estate securities. The Victory Fund has no limits on investing in REITs and concentrates its investments in securities in the real estate industry. These investments expose the Funds to the risks of the commercial real estate market. Real estate values (and the values of real estate related securities) fluctuate with changes in the general and local economic conditions such as overbuilding, employment conditions, operating costs and factors affecting particular neighborhoods. Real estate values are also affected by changes in interest rates and governmental actions such as tax and zoning changes, rent restrictions, and infrastructure maintenance. The value of REIT securities can, additionally, be affected by changes in tax laws for REITs, or failure of a particular REIT to qualify for favorable tax treatment.

      Mortgage Related Securities. The Victory Fund may invest in mortgage-backed securities (e.g., government mortgage-backed securities, collateralized mortgage obligations, non-government mortgage-backed securities and "forward rolls"). Mortgage-backed securities are backed by mortgage obligations. A pass-through security is created when mortgage obligations are pooled together and undivided interest in the pool or pools are sold. The cash flow from the mortgage obligations is passed though to the holders of the securities in the form of period payments of interest, principal and prepayments (net of a service fee). Accelerated prepayments have an adverse impact on yields for pass throughs purchased at a premium and may involve additional risk of loss of principal. The Kensington Fund may invest up to 15% of its assets in commercial mortgage-backed securities ("CMBS"). Holders of these securities receive payments derived from the interest and principal on an underlying pool of commercial loans. The Kensington Fund may purchase all grades of CMBS.

      Convertible Securities. Each Fund may invest in convertible securities (e.g., preferred stock or debt of a corporation that is convertible into common stock). Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege. The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company's capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

      Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in restricted or illiquid securities. Illiquid securities are securities which may not be disposed of in the ordinary course of business within seven days. Restricted securities are securities that are restricted from being sold to the public without registration under the federal securities laws, and include securities subject to resale under Rule 144A under the Securities Act of 1933. Restricted securities may be sold only in privately negotiated transactions, in a registered public offering or pursuant to exemption from federal registration requirements. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

      Warrants. Each Fund may invest in warrants. The Victory Fund may invest up to 10% of its total assets in warrants that entitle the holder to buy equity securities at a specific price for a specified period of time. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends or confer no voting or other rights other than to purchase the underlying security.

      Short Sales. The Kensington Fund is not permitted to engage in short sales. Except for "short sales against the box", as described below, the Victory Fund may not engage in short sales. A short sale is a transaction in which a fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, a fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by a fund from the short sale are retained by the broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      The Victory Fund may engage in "short sales against the box." Here, a Fund may enter into a short sale of a security such that, so long as the short position is open, the Fund will own an equal amount of preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of shares of the common stock sold short. The Kensington Fund is not permitted to engage in "short sales against the box".

      Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements which are a form of leverage. Reverse repurchase agreements involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a fund; accordingly, a Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets at the time the loan is made. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

      American Depository Receipts ("ADRs"). The Victory Fund may invest in ADRs of foreign issuers. The Victory Fund may invest up to 20% of its total assets in ADRs. Such investments may involve risks which are in addition to the usual risks inherent in investments in domestic issuers. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.

      Interest rate risk. Each of the Funds is subject to interest rate risk. In addition to the sensitivity of real estate-related securities to changes in interest rates, the value of each Fund's investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline.

      Non-Diversified Fund Risk. Each of the Funds is subject to the risks related to non-diversified funds. Such funds likely will invest in fewer issuers than diversified funds and their performance may be more volatile. If the securities in which the Funds invest perform poorly, the Funds could incur greater losses than if they had invested in a greater number of securities.

      Market Risk. Each of the Funds is subject to market risk which is the risk that a Fund's portfolio can be affected by events that affect the securities markets generally or particular market sectors in which the Funds have invested. Factors that are part of market risk include invest rate fluctuations, quality of instruments in a Fund's portfolio, national and international economic and political conditions and general market conditions and market psychology.

      Credit Risk. Each of the Funds is subject to credit risk which is the risk that the value of a Fund's investment in a debt instrument will generally decline if the credit rating of the instrument's issuer declines, while the value of the instrument will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

      The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement. Although significant provisions of the Reorganization Agreement are summarized below, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A.

      The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Victory Fund in exchange solely for shares of beneficial interest of the Kensington Fund and the assumption by the Kensington Fund of all of the Victory Fund's liabilities; and (ii) the distribution of shares of beneficial interest of the Kensington Fund to shareholders of the Victory Fund, as provided for in the Reorganization Agreement. The Victory Fund will then be liquidated.

      After the Reorganization, each shareholder of the Victory Fund will own shares of the Kensington Fund having an aggregate value equal to the aggregate value of the shares in the Victory Fund held by that shareholder as of the Closing Date. Shareholders of Class A and R shares of the Victory Fund will receive Class A shares of the Kensington Fund. Shareholders of Class C shares of the Victory Fund will receive Class C shares of the Kensington Fund. Shares of the Kensington Fund will not be represented by physical certificates.

      Until the Closing Date, shareholders of the Victory Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by the Kensington Fund for the redemption of its shares.

      The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Victory Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.

      In connection with the Reorganization, Kensington has agreed to pay Victory Capital, out of its own resources, a mutually agreed upon level of compensation in order to compensate Victory Capital, among other things, for additional expenses incurred in arranging for the Reorganization and reimbursement of fees and for waivers or reimbursements of certain prior Fund expenses. In addition, Kensington has represented that, for at least two years after the Closing Date, at least 75% of the Kensington Fund's Trustees would not be "interested persons" (as defined in the 1940 Act) of either Kensington or Victory Capital, and that there would be no "unfair burden" (as such term is used in the 1940 Act) placed on the Victory Fund's shareholders as a result of the Reorganization.

REASONS FOR THE REORGANIZATION AND BOARD CONSIDERATIONS

      The Board believes that the proposed Reorganization will be advantageous to the shareholders of the Victory Fund for several reasons. The Board considered the following matters, among others, in approving the proposal:

-     The fees and expenses of the Victory Fund and the Kensington Fund.

-     The investment performance of the Victory Fund and that of the Kensington
      Fund.

- The similarity of investment objectives and strategies of the Victory Fund and the Kensington Fund.

- Information about Kensington, including its history and investment personnel.

- That Kensington has greater potential for increasing the size of the combined Fund due to the resources that it has devoted to the distribution of mutual funds and the marketing relationships it has established. Over the long-term, if this potential for a larger asset base is realized, it may reduce the combined Fund's per share operating expenses and increase the portfolio management options available to the combined Fund.

      The Board also considered that since the Victory Fund had not become economically viable and did not seem likely to become so in the foreseeable future without continued substantial expense subsidies, the Reorganization presented the Fund with an alternative to liquidation by allowing the Fund to become part of a family of funds - The Kensington Funds - that focuses exclusively on real estate-related investments.

      The Board concluded that even though the Kensington Fund's management fee was slightly higher than that of the Fund, the transaction was in the best interests of shareholders, because the Kensington Fund's total expenses were lower than that of the Fund, and Kensington had agreed to cap the Kensington Fund's total expenses at least until December 31, 2007.

      The Board also considered the fact that the Victory Fund's portfolio had unrealized capital gains and that if the Victory Fund were to liquidate, it would realize those gains, which could result in tax liability to shareholders. If the Victory Fund were to reorganize into the Kensington Fund, however, the unrealized gains would be transferred to the Kensington Fund. Consequently, shareholders of the Victory Fund who become shareholders of the Kensington Fund would not incur any current tax liability as a result of the Victory Fund's unrealized capital gains. See "Tax Considerations", below, for further information.

THE BOARD RECOMMENDS THAT THE VICTORY FUND'S SHAREHOLDERS APPROVE THE REORGANIZATION OF THEIR FUND WITH THE KENSINGTON FUND.

TAX CONSIDERATIONS

      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Victory Fund nor its shareholders, nor the Kensington Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP, counsel to the Kensington Funds, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain facts, assumptions and representations made by the Funds.

      On or as soon as practicable prior to the Closing Date of the Reorganization, the Victory Fund will declare and pay a dividend or dividends and/or other distributions which, together with all previous dividends and distributions, will have the effect of distributing to its shareholders substantially all of the Fund's investment company taxable income for taxable years ending on or prior to the Reorganization

(computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of each of the Victory Fund shareholders.

EXPENSES OF THE REORGANIZATION

      Kensington and Victory Capital, each respective Fund's investment adviser, will bear all of the costs of the Reorganization. No such costs or expenses shall be borne by either Fund.

                ADDITIONAL INFORMATION ABOUT THE KENSINGTON FUND

INVESTMENT ADVISER

      Kensington is an SEC-registered investment adviser which specializes in real estate securities portfolio management. Kensington was founded in 1993 by principals who have been active in real estate securities research, trading and investment since 1985. Kensington provided discretionary investment management services for assets of approximately $1.5 billion as of December 31, 2004 for registered investment company clients, separate accounts and private limited partnerships. Kensington is located at 4 Orinda Way, Suite 200C, Orinda, California 94563.

      Kensington makes the day-to-day investment decisions for the Kensington Fund. In addition, Kensington continuously reviews, supervises and administers the Fund's investment program. For these advisory services, Kensington receives investment advisory fees from the Kensington Fund at a rate equal on an annual basis to 0.85% of the Fund's average daily net assets.

THE INVESTMENT COMMITTEE

      The senior members of the Investment Committee are John Kramer, Paul Gray, Craig Kirkpatrick, Joel Beam and Ian Goltra. This group leads the firm's investment strategy formation and implementation. Their backgrounds are described below.

JOHN P. KRAMER PRESIDENT

Mr. Kramer is involved in all aspects of the organization. Mr. Kramer was previously Executive Vice President at Liquidity Fund Investment Corporation where he was responsible for directing the research, marketing and trading activities of the firm. Prior to joining Liquidity Fund in 1985, Mr. Kramer was an associate with Federal Reserve Chairman Alan Greenspan's economic consulting firm, Townsend-Greenspan & Co. in New York City, and an account executive at Sutro & Co., Inc. and Prudential-Bache Securities in San Francisco. He received a Bachelor of Arts in 1980 from the State University of New York, Oneonta, in Economics. Mr. Kramer received his Masters Degree in Business Administration from the University of California Berkeley in 1986.

PAUL GRAY MANAGING DIRECTOR

Mr. Gray is responsible for securities investment decisions on behalf of Kensington's portfolios. Mr. Gray has been involved in the portfolio management of real estate securities since 1988. Mr. Gray was previously a partner and founder of Golden State Financial Services, a mortgage brokerage company. Prior to founding Golden State Financial Services, Mr. Gray worked for Liquidity Fund Investment Corporation as the Director of Research for the National Real Estate Index where he was instrumental in designing the methodology and systems used to track real estate values throughout the United States. Mr. Gray received a Bachelor of Science in Finance and Real Estate in 1988 from the Business School at the University of California at Berkeley.

CRAIG M. KIRKPATRICK MANAGING DIRECTOR

Mr. Kirkpatrick has been involved in the research and trading of real estate securities since 1985. He is a member of Kensington's investment committee and involved in Kensington's daily corporate business affairs. Mr. Kirkpatrick was previously employed as Vice President at Liquidity Fund Investment Corporation from 1985-1993 responsible for the research and trading of non-traded real estate securities. Prior to joining Liquidity Fund, Mr. Kirkpatrick was with Crocker Bank in the finance department, acting as a liaison between the Finance Division and World Banking Division. Mr. Kirkpatrick received a Bachelor of Science in Finance from the Business School at the University of California at Berkeley in 1984.

JOEL BEAM EXECUTIVE VICE PRESIDENT

Mr. Beam is a portfolio manager responsible for securities investment decisions on behalf of Kensington's portfolios and is the principal responsible for managing the research and trading group. He joined Kensington in 1995 as a Senior Analyst and began managing portfolios in 1997. He was previously employed by Liquidity Financial Advisors, Inc. where he was responsible for valuation and pricing of real estate limited partnership and institutional commingled investment fund securities, as well as their underlying properties. Mr. Beam received his Bachelor of Arts with honors in 1994 from the University of California at Berkeley.

IAN GOLTRA SENIOR VICE PRESIDENT

Mr. Goltra is responsible for research and evaluation of prospective investments. He has been analyzing securities and other financial assets since 1987. Previously, he was employed as a Senior Financial Analyst at Textainer Equipment Management and at Meridian Point Properties, the predecessor company to Meridian Industrial Trust. At Meridian, Mr. Goltra analyzed portfolio and property level cash flows as part of the asset management process and was directly involved in the successful recapitalization efforts of the company. Prior to Meridian he was an analyst at Liquidity Fund Investment Corporation, where he performed property specific valuations and analyzed prospective investments. Mr. Goltra received his Bachelor of Science in Finance from San Francisco State University in 1989.

PORTFOLIO MANAGERS

      Joel Beam serves as Portfolio Manager for the Kensington Fund and is responsible for the day-to-day management of its portfolio.

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

      The Kensington Fund has adopted a Service and Distribution Plan for each class of its shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Fund is authorized to compensate its distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with the distributor. The Plan authorizes the Fund to make payments to the Distributor in amounts not to exceed, on an annual basis, 0.25% of the average daily net assets of Class A shares of the Fund and 1.00% of Class C shares. Each Class is authorized to pay a Shareholder Service Fee of up to 0.25% of its average daily net assets. As required by Rule 12b-1, the Plan was initially approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"). The Plan may be terminated with respect to a Class by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Class. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Class requires approval by a majority of the Shareholders of that Class. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or, with respect to a Class, by vote of a majority of the outstanding shares of that Class. The Plan will continue in effect with respect to a Class for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

ADMINISTRATIVE SERVICES PLAN

         The Kensington Fund has adopted an Administrative Services Plan pursuant to which the Fund, with respect to each class of shares of the Fund, is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, the Fund, on behalf of each class of shares, is authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of each class of shares of the Fund attributable to or held in the name of the service provider providing the types of applicable administrative services covered under the terms of the Plan.

PRICING OF FUND SHARES

      The NAV for each class of shares is calculated by adding the total value of a Fund's investments and other assets attributable to each class, subtracting the liabilities for that class, and then dividing that figure by the number of outstanding shares of the class:

                                      NAV =
                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                   Outstanding

      Per share NAV for each class of shares of the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("Exchange"), or at 4:00 p.m. Eastern time, whichever is earlier, on days the Exchange is open.

      An order for purchase or sale of a class of shares is priced at the next NAV for that class calculated after the order is accepted by the Fund plus any applicable sales charge. This is what is known as the offering price.

      The Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the Fund's Trustees.

FINANCIAL HIGHLIGHTS

      The fiscal year end of the Victory Fund is October 31 and the fiscal year end of the Kensington Fund is December 31. The financial highlights of the Kensington Fund are contained in the Kensington Fund's Prospectus dated October 1, 2004, (a copy of which is included herewith) and have been audited by Ernst & Young LLP, 41 South High Street, Columbus, Ohio 43215.

      The financial highlights of the Victory Fund are contained in that Fund's Prospectus dated March 1, 2004, and have been audited by PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

      The Victory Fund is a series of The Victory Portfolios, an open-end management investment company organized as a Delaware statutory trust. The Fund is governed by a Board of Trustees. For more information on the background of the Victory Fund, see the SAI.

      The Kensington Fund is a series of The Kensington Funds, an open-end management investment company organized as a Delaware statutory trust. The Kensington Fund is also governed by a Board of Trustees. For more information on the background of the Kensington Fund, see the SAI.

DISTRIBUTOR

      Victory Capital Advisers, Inc., located at 100 Summer Street, Boston, Massachusetts, 02110, serves as distributor for the continuous offering of the shares of the Victory Real Estate Fund pursuant to a distribution agreement. Victory Capital Advisers, Inc. is not affiliated with Victory Capital Management Inc. but is affiliated with BISYS Fund Services Limited Partnership, which had served as the Victory Fund's distributor before March 1, 2004.

      Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as distributor to the Kensington Fund. In its capacity as distributor, Quasar solicits orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. Quasar receives no compensation under the Distribution Agreement with the Kensington Funds, but may receive compensation from the Fund under the Service and Distribution Plan (described under "Shareholder Services and Distribution Plan" above).

ADMINISTRATOR

      BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator and transfer agent for the Victory Fund.

      US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator and transfer agent to the Kensington Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS

      The Victory Fund and the Kensington Fund each distributes substantially all of its investment income, if any, quarterly and substantially all of its capital gains, if any, annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

      If the Reorganization Agreement is approved by shareholders of the Victory Fund, then as soon as practicable before the Closing, the Victory Fund will distribute to its shareholders all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

      The following table shows the capitalization of the Victory Fund and the Kensington Fund as of June 30, 2004, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                               As of June 30, 2004

                                                                                               PRO FORMA
                                                                     KENSINGTON             KENSINGTON FUND
            CLASS A SHARES                   VICTORY FUND               FUND              AFTER REORGANIZATION
            --------------                   ------------               ----              --------------------
Net Assets..........................          $21,575,264            $11,211,750              $32,787,014
Net asset value per share...........          $     16.25            $     33.32              $     33.32
Shares outstanding..................            1,327,846                336,484                  984,001

                                                                                               PRO FORMA
                                                                     KENSINGTON             KENSINGTON FUND
            CLASS C SHARES                   VICTORY FUND               FUND              AFTER REORGANIZATION
            --------------                   ------------               ----              --------------------
Net Asset...........................           $552,628              $9,506,237               $10,058,865
Net asset value per share...........           $  16.20              $    33.15               $     33.15
Shares outstanding..................             34,105                 286,726                   303,397

         VICTORY FUND CLASS R
             SHARES (TO BE
          GRANDFATHERED INTO                                         KENSINGTON                PRO FORMA
            KENSINGTON FUND                 VICTORY FUND -         FUND - CLASS A           KENSINGTON FUND
            CLASS A SHARES)                 CLASS R SHARES             SHARES             AFTER REORGANIZATION
            ---------------                 --------------             ------             --------------------
Net Assets..........................          $6,975,335              $    -                    $6,975,335
Net asset value per share...........          $    16.20              $33.32                    $    33.32
Shares outstanding..................             430,553                   -                       209,343

                                 OTHER BUSINESS

      The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               GENERAL INFORMATION

      This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Victory Fund on or about February 2, 2005. Only shareholders of record as of the close of business on December 17, 2004, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

      A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

SOLICITATION OF VOTES

      Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by personnel of the Trust and/or its affiliates.

QUORUM

      The holders of one-third of the shares entitled to vote of the Victory Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Special Meeting.

VOTE REQUIRED

      Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Victory Fund present in person or by proxy at the Special Meeting. Shareholders of the Victory Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights. Abstentions or broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Abstentions and broker non-votes have the same effect as a vote against the proposal.

ADJOURNMENTS

      In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

RECEIPT OF SHAREHOLDER PROPOSALS

      Under the proxy rules of the SEC, shareholder proposals that satisfy tests contained in those rules may, under certain conditions, be included in proxy materials of the Trust for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Trust of any such proposal. Since the Trust does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Trust a reasonable time before the solicitation of proxies for the meeting is made. The fact that receipt of a shareholder proposal in a timely manner occurs does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

RECORD DATE AND OUTSTANDING SHARES

      Only shareholders of record of the Victory Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were 1,800,613 shares of the Victory Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Unless otherwise noted below, as of the Record Date, the current officers and trustees of the Funds in the aggregate beneficially owned less than 1% of the Class A, C and R shares of the Victory Fund and less than 1% of the Class A, B and C shares of the Kensington Fund.

      As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Victory Fund and the Kensington Fund, as the case may be:

                                                                                                    PERCENTAGE
       FUND/CLASS                               NAME AND ADDRESS OF OWNER                           OWNERSHIP
Victory Fund - Class A                     Wilmington Trust Co., as Trustee*                          51.39%
                                           FBO KeyCorp 401(k) Savings Plan
                                           P.O. Box 8971
                                           Wilmington, Delaware 19899

                                           SNBOC & Company                                            28.89%
                                           4900 Tiederman Road
                                           Brooklyn, Ohio 44144

Victory Fund - Class R                     Merrill Lynch Pierce Fenner & Smith, Inc.                  41.19%
                                           For Sole Benefit of its Customers
                                           4800 Deer Lake Drive East
                                           Jacksonville, Florida 32246

                                           Raymond James Associates, Inc.                              7.40%
                                           FBO Ankney IRA
                                           880 Carillion Parkway
                                           St. Petersburg, Florida 33716

                                           NFSC FEBO                                                   8.01%
                                           NFS FMTC IRA
                                           6650 East River Road
                                           Rush, New York 14543

                                           NFSC FEBO                                                   7.50%
                                           NFS FMTC IRA
                                           5058 Hidden Path Way
                                           Sanford, Florida 32771

                                           NFSC FEBO                                                   9.60%
                                           NFS FMTC IRA
                                           P.O. Box 475
                                           Penfield, New York 14526

Victory Fund - Class R                     SNBOC & Company                                            19.42%
                                           4900 Tiedeman Road
                                           Brooklyn, Ohio 44144

Kensington Fund - Class B                  Sylvia Marshall and Ralph Marshall                          6.16%
                                           10223 Silverstone Place
                                           Ellicott City, Maryland 21042

* Persons or entities owning 25% or more of the outstanding shares of a fund may be presumed to "control" (as such term is defined in the 1940 Act) the fund. Based on its ownership of approximately 37% of the total outstanding shares of the Victory Fund as of the Record Date, the KeyCorp 401(k) Savings Plan may be deemed to have controlled the Victory Fund as of that date. The KeyCorp 401(k) Savings Plan is a retirement plan option available to employees of KeyCorp and its affiliates, and Victory Capital is an indirect, wholly-owned subsidiary of KeyCorp. It is anticipated that the trustee of the KeyCorp 401(k) Savings Plan will vote the shares of the Victory Fund that it is entitled to vote in favor of the Reorganization. Based on the level of its ownership of the outstanding shares of the Victory Fund as of the Record Date, the KeyCorp 401(k) Savings Plan could control the outcome of the vote.

INFORMATION ABOUT THE FUNDS

      Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) that contains other information about the Funds.

                                    EXHIBIT A

                              THE KENSINGTON FUNDS
                                       AND
                             THE VICTORY PORTFOLIOS

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this ____ day of ________, 2005, by and between The Kensington Funds, a Delaware statutory trust (the "Kensington Trust"), with its principal place of business at 4 Orinda Way, Suite 200C, Orinda, California 94563, on behalf of the Kensington Real Estate Securities Fund, a separate series of the Kensington Trust (the "Acquiring Fund"), and The Victory Portfolios, a Delaware statutory trust (the "Victory Trust"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, on behalf of the Real Estate Fund, a separate series of the Victory Trust (the "Acquired Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (the "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Fund and the Acquiring Fund are each separate series of open-end, registered investment companies of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

      WHEREAS, the Trustees of the Kensington Trust have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Trustees of the Victory Trust have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A and Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class (i.e., Class A and Class R, with respect to the Acquiring Fund's Class A shares, and Class C with respect to the Acquiring Fund's Class C shares), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, "Assets").

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date (after reduction for any available capital loss carryforward).

      1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A and Class C Acquiring Fund Shares to be so credited to Class A, Class C and Class R Acquired Fund Shareholders, as applicable, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class A, Class C and Class R shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A or Class C Acquiring Fund Shares in connection with such exchange.

      1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

      1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

      2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Trustees.

      2.2. The net asset value of a Class A and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Trustees.

      2.3. The number of the Class A and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to Class A and Class C of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

      2.4. All computations of value shall be made by US Bancorp Fund Services LLC in its capacity as administrator for the Acquiring Fund and shall be subject to confirmation by each Fund's record keeping agent.

3. CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be March __, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, or at such other time and/or place as the parties may agree.

      3.2. Custodial Trust Company, as custodian for the Acquiring Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund.

      3.3. US Bancorp Fund Services LLC, in its capacity as transfer agent for the Acquiring Fund (the "Transfer Agent"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class C and Class R shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

      3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either the Kensington Trust or the Victory Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

      4.1. The Victory Trust, on behalf of the Acquired Fund, represents and warrants to the Trust as follows:

            (a) The Acquired Fund is duly organized as a series of the Victory Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Victory Trust's Trust Instrument, as amended, to own all of its Assets and to carry on its business as it is now being conducted;

            (b) The Victory Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the"1940 Act"), and the registration of the Class A, Class C and Class R Acquired Fund Shares under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Victory Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

            (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Victory Trust's Trust Instrument or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Victory Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Victory Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

            (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

            (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Victory Trust, on behalf of the Acquired Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2004 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (j) Since October 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

            (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date (after reduction for any available capital loss carryforward);

            (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Victory Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

            (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Victory Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Victory Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

            (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

      4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Kensington Trust, the Kensington Trust, on behalf of the Acquiring Fund, represents and warrants to the Victory Trust as follows:

            (a) The Acquiring Fund is duly organized as a series of the Kensington Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under the Kensington Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Kensington Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B and Class C Acquiring Fund Shares under the 1933 Act, is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

            (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Kensington Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Kensington Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Kensington Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

            (g) Except as otherwise disclosed in writing to and accepted by the Victory Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Kensington Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

            (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2003 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (i) Since December 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

            (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

            (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

            (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Kensington Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (n) The Class A and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

            (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

            (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2. The Victory Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Fund covenants that the Class A and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A and Class C Acquiring Fund Shares received at the Closing.

      5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Victory Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Victory Trust's election, to the performance by the Kensington Trust's behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Kensington Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. The Kensington Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Kensington Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

      6.3. The Kensington Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Kensington Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

      6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A and Class C Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Kensington Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Kensington Trust's election, to the performance by the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Victory Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. The Victory Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

      7.3. The Victory Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Kensington Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Victory Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Kensington Trust shall reasonably request;

      7.4. The Victory Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date;

      7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A and Class C Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date (after reduction for any available capital loss carryforward); and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Victory Trust, on behalf of the Acquired Fund, or the Kensington Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Victory Trust's Trust Instrument, By-Laws, applicable

Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Kensington Trust nor the Victory Trust may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Kensington Trust's or to the Victory Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Kensington Trust or the Victory Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received the opinion of counsel to the Kensington Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Kensington Trust of representations it shall reasonably request of the Victory Trust and the Kensington Trust. Notwithstanding anything herein to the contrary, neither the Kensington Trust nor the Victory Trust may waive the condition set forth in this paragraph 8.5.

9. INDEMNIFICATION

      9.1. The Kensington Trust, out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. The Victory Trust, out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. BROKERAGE FEES AND EXPENSES

      10.1. The Kensington Trust, on behalf of the Acquiring Fund, and the Victory Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      10.2. The expenses relating to the proposed Reorganization will be borne solely by each party's respective investment adviser, as applicable. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The Kensington Trust and the Victory Trust agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of either the Kensington Trust or the Victory Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable.

13. AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Victory Trust and the Kensington Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Victory Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A and Class C Acquiring Fund Shares to be issued to the Class A, Class C and Class R Acquired Fund Shareholders, as applicable, under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Kensington Trust, 4 Orinda Way, Suite 200C, Orinda, California 94563, attn: John P. Kramer, President, with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Patrick W.D. Turley, Esq., and to the

Victory Trust, 127 Public Square, Cleveland, Ohio 44114, attn: Kathleen A Dennis, President, with a copy to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York, 10022, attn: Jay G. Baris, Esq.

15. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

      15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                        THE KENSINGTON FUNDS, ON BEHALF OF ITS
                                        SERIES

                                        KENSINGTON REAL ESTATE SECURITIES FUND

                                        BY: ____________________________________

                                        NAME: __________________________________

                                        TITLE: _________________________________

                                        THE VICTORY PORTFOLIOS, ON BEHALF OF ITS
                                        SERIES

                                        REAL ESTATE FUND

                                        BY: ____________________________________

                                        NAME: __________________________________

                                        TITLE: _________________________________

                                     PART B

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
                             THE REAL ESTATE FUND OF
                             THE VICTORY PORTFOLIOS
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219

                      BY AND IN EXCHANGE FOR SHARES OF THE
                 THE KENSINGTON REAL ESTATE SECURITIES SERIES OF
                              THE KENSINGTON FUNDS
                            4 ORINDA WAY, SUITE 200C
                                ORINDA, CA 94563

------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 28, 2005

------------------------------------------------------------------------------

      This Statement of Additional Information is available to the shareholders of the Real Estate Fund (the "Victory Fund") in connection with a proposed transaction whereby all of the assets and liabilities of the Victory Fund will be transferred to the Kensington Real Estate Securities Fund (the "Kensington Fund") in exchange for shares of beneficial interest of the Kensington Fund.

      This Statement of Additional Information consists of this cover page, pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

      1. The Statement of Additional Information for the Kensington Fund dated October 1, 2004; and

      2. The Statement of Additional Information for the Victory Fund dated March 1, 2004 as revised March 11, 2004;

      3. The Financial Statements of the Kensington Fund as included in the Fund's Annual Report filed for the year ended December 31, 2003; and the Financial Statements of the Kensington Fund as included in the Semi-Annual Report filed for the period ended June 30, 2004

      4. The Financial Statements of the Victory Fund as included in the Fund's Annual Report filed for the year ended October 31, 2004.

      This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated January 28, 2005 relating to the reorganization of the Victory Fund may be obtained, without charge, by writing to The Kensington Funds, c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53202-0701 or by calling tool-free 1-877-833-7114. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

      Shown below are the financial statements for each Fund and the pro forma financial statements for the combined Fund, assuming the reorganization was consummated as of June 30, 2004. The first table presents the Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Combining Financial Statements.

                            VICTORY REAL ESTATE FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND
              PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (NOTE 3)
                                  JUNE 30, 2004
                                   (UNAUDITED)

                   SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              KENSINGTON
  VICTORY        KENSINGTON                                                       VICTORY     REAL ESTATE
REAL ESTATE     REAL ESTATE                                                     REAL ESTATE   SECURITIES
    FUND      SECURITIES FUND  PRO FORMA                                           FUND           FUND      PRO FORMA    PRO FORMA
(HISTORICAL)    (HISTORICAL)   COMBINED                                         (HISTORICAL)  (HISTORICAL)  ADJUSTMENT   COMBINED
------------  ---------------  ---------                                        ------------  ------------  ----------  -----------
        -         50,000         50,000   Acadia Realty Trust                   $         -   $   687,000      $ -      $   687,000
    3,700              -          3,700   Alexander's Inc                           620,638             -        -          620,638
    5,000          3,900          8,900   Alexandria Real Estate Equities,
                                           Inc.                                     283,900       221,442        -          505,342
   18,900          8,175         27,075   AMB Property Corporation                  654,507       283,100        -          937,607
        -         62,400         62,400   American Financial Realty Trust                 -       891,695        -          891,695
  116,000              -        116,000   AmeriVest Properties, Inc.                683,240             -        -          683,240
    7,600              -          7,600   AMLI Residential                          222,984             -        -          222,984
   15,200         18,600         33,800   Archstone-Smith Trust                     445,816       545,538        -          991,354
   15,200              -         15,200   Arden Realty, Inc.                        447,032             -        -          447,032
        -         40,000         40,000   Ashford Hospitality Trust                       -       334,000        -          334,000
   26,000              -         26,000   Associated Estates Realty
                                           Corporation                              209,300             -        -          209,300
    9,800         11,050         20,850   AvalonBay Communities, Inc                553,896       624,546        -        1,178,442
   18,900         17,675         36,575   Boston Properties, Inc                    946,512       885,164        -        1,831,676
   11,300              -         11,300   Brandywine Realty Trust                   307,247             -        -          307,247
   22,700              -         22,700   Brookfield Properties Corporation         652,625             -        -          652,625
    9,800          4,930         14,730   Camden Property Trust                     448,840       225,794        -          674,634
        -         16,400         16,400   Capital Lease Funding, Incorporated             -       170,560        -          170,560
        -         14,350         14,350   CarrAmerica Realty Corporation                  -       433,801        -          433,801
        -         17,500         17,500   Catellus Development Corporation                -       431,375        -          431,375
   27,100              -         27,100   Corporate Office Properties Trust         673,435             -        -          673,435
   26,900              -         26,900   Cousins Properties, Inc                   886,355             -        -          886,355
   45,400              -         45,400   Crescent Real Estate Equities, Co.        731,848             -        -          731,848
    7,500         11,200         18,700   Developers Diversified Realty
                                           Corporation                              265,275       396,144        -          661,419
    7,300         20,700         28,000   Duke Realty Corporation                   232,213       658,467        -          890,680
   13,500         13,770         27,270   EastGroup Properties, Incorporated        454,545       463,636        -          918,181
   45,100         22,300         67,400   Equity Office Properties Trust          1,226,720       606,560        -        1,833,280
   22,700              -         22,700   Equity One, Inc                           410,416             -        -          410,416
        -         27,720         27,720   Equity Residential Properties Trust             -       824,116        -          824,116
    9,000          5,450         14,450   Federal Realty Investment Trust           374,310       226,666        -          600,976
    7,600              -          7,600   Felcor Lodging Trust Inc                   91,960             -        -           91,960

                            VICTORY REAL ESTATE FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND
              PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (NOTE 3)
                                  JUNE 30, 2004
                                   (UNAUDITED)

                   SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              KENSINGTON
  VICTORY        KENSINGTON                                                       VICTORY     REAL ESTATE
REAL ESTATE     REAL ESTATE                                                     REAL ESTATE   SECURITIES
    FUND      SECURITIES FUND  PRO FORMA                                           FUND           FUND      PRO FORMA    PRO FORMA
(HISTORICAL)    (HISTORICAL)   COMBINED                                         (HISTORICAL)  (HISTORICAL)  ADJUSTMENT   COMBINED
------------  ---------------  ---------                                        ------------  ------------  ----------  -----------
   11,300              -         11,300   Gables Residential Trust                  383,974             -        -          383,974
        -         22,650         22,650   General Growth Properties,
                                           Incorporated                                   -       669,761        -          669,761
   11,300              -         11,300   Glenborough Realty Trust, Inc.            207,355             -        -          207,355
    7,900              -          7,900   Healthcare Realty Trust                   296,092             -        -          296,092
   37,000              -         37,000   Hilton Hotels Corp                        690,420             -        -          690,420
   22,700          5,500         28,200   Home Properties Of New York               884,846       214,390        -        1,099,236
   16,000         45,100         61,100   Host Marriot Corp                         197,760       557,436        -          755,196
        -         16,400         16,400   iStar Financial, Incorporated                   -       656,000        -          656,000
        -          7,000          7,000   Kilroy Realty Corporation                       -       238,700        -          238,700
   13,800         11,700         25,500   Kimco Realty Corporation                  627,900       532,350        -        1,160,250
        -         29,370         29,370   Koger Equity Incorporated                       -       679,034        -          679,034
   18,900         10,860         29,760   Liberty Property Trust                    759,969       436,681        -        1,196,650
   13,400         10,775         24,175   Mack-Cali Realty Corporation              554,492       445,870        -        1,000,362
        -         87,900         87,900   Medical Properties Trust                        -       879,000        -          879,000
   30,300         64,900         95,200   MeriStar Hospitality Corporation          207,252       443,916        -          651,168
   34,000              -         34,000   Nationwide Health Properties, Inc.        642,600             -        -          642,600
    7,900              -          7,900   New Plan Excel Realty Trust               184,544             -        -          184,544
        -         13,600         13,600   Pan Pacific Retail Properties,
                                           Incorporated                                   -       687,072        -          687,072
   32,000         22,200         54,200   Post Properties, Inc.                     932,800       647,130        -        1,579,930
        -         19,950         19,950   Prentiss Properties Trust                       -       668,724        -          668,724
   22,700         27,460         50,160   ProLogis Trust                            747,284       903,983        -        1,651,267
    7,500         12,995         20,495   Public Storage Inc.                       345,075       597,900        -          942,975
   11,300              -         11,300   Reckson Associates Realty                 310,298             -        -          310,298
        -         12,985         12,985   Regency Centers Corporation                     -       557,057        -          557,057
   11,300         11,200         22,500   Rouse Company                             536,750       532,000        -        1,068,750
   15,200              -         15,200   Senior Housing Properties Trust           255,208             -        -          255,208
   14,300         21,500         35,800   Simon Property Group Incorporated         735,306     1,105,529        -        1,840,835
   13,400              -         13,400   SL Green Realty Corp.                     627,120             -        -          627,120
   10,500              -         10,500   St. Joe Company                           416,850             -        -          416,850
   11,900              -         11,900   Starwood Hotels & Resorts Worldwide,
                                           Inc.                                     533,715             -        -          533,715

                            VICTORY REAL ESTATE FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND
              PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (NOTE 3)
                                  JUNE 30, 2004
                                   (UNAUDITED)

                   SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              KENSINGTON
  VICTORY        KENSINGTON                                                       VICTORY     REAL ESTATE
REAL ESTATE     REAL ESTATE                                                     REAL ESTATE   SECURITIES
    FUND      SECURITIES FUND  PRO FORMA                                           FUND           FUND      PRO FORMA    PRO FORMA
(HISTORICAL)    (HISTORICAL)   COMBINED                                         (HISTORICAL)  (HISTORICAL)  ADJUSTMENT   COMBINED
------------  ---------------  ---------                                        ------------  ------------  ----------  -----------
    7,600              -          7,600   Summit Properties Inc                     194,864             -        -          194,864
    3,900              -          3,900   Tanger Factory Outlet                     152,490             -        -          152,490
   45,800              -         45,800   Taubman Centers Inc                     1,048,362             -        -        1,048,362
   11,300              -         11,300   The Macerich Company                      540,931             -        -          540,931
   22,700              -         22,700   The Mills Corp.                         1,060,090             -        -        1,060,090
   27,000              -         27,000   Trizec Properties                         439,020             -        -          439,020
        -         13,900         13,900   United Dominion Realty Trust,
                                           Incorporated                                   -       274,942        -          274,942
      600              -            600   Urstadt Biddle Properties                   8,454             -        -            8,454
    8,400              -          8,400   Urstadt Biddle Properties, Class A        124,404             -        -          124,404
   20,000         28,800         48,800   Ventas, Inc.                              467,000       672,480        -        1,139,480
    7,300         11,650         18,950   Vornado Realty Trust                      416,903       665,331        -        1,082,234
    9,000              -          9,000   Weingarten Realty Investors               281,520             -        -          281,520
                                                                                -----------   -----------      ---      -----------

                                          TOTAL COMMON STOCKS

                                          (cost $22,352,728 and $20,981,807,
                                           Respectively+)                        27,635,262    21,974,890        -       49,610,152
                                                                                -----------   -----------      ---      -----------

                                                                                -----------   -----------      ---      -----------

                                          CONVERTIBLE PREFERRED STOCK

   13,000              -         13,000   Reckson Assoc. Realty Corp. - Series
                                           A - Conv. Preferred                      339,300             -        -          339,300
                                          Total Convertible Preferred Stock
                                          (cost $299,570 and $0, respectively)

                                          PREFERRED STOCK

   10,000              -         10,000   Entertainment Properties Trust -
                                           Series A Preferred                       261,300             -        -          261,300
    5,000              -          5,000   HRPT Properties Trust  - Series A
                                           Preferred                                134,250             -        -          134,250
    5,000              -          5,000   Host Marriott Corp. Preferred             129,050             -        -          129,050
   10,800              -         10,800   Host Marriott Corp. Preferred             284,040             -        -          284,040
                                                                                -----------   -----------      ---      -----------

                                                                                -----------   -----------      ---      -----------

                            VICTORY REAL ESTATE FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND
              PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (NOTE 3)
                                  JUNE 30, 2004
                                   (UNAUDITED)

                   SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              KENSINGTON
  VICTORY        KENSINGTON                                                       VICTORY     REAL ESTATE
REAL ESTATE     REAL ESTATE                                                     REAL ESTATE   SECURITIES
    FUND      SECURITIES FUND  PRO FORMA                                           FUND           FUND      PRO FORMA    PRO FORMA
(HISTORICAL)    (HISTORICAL)   COMBINED                                         (HISTORICAL)  (HISTORICAL)  ADJUSTMENT   COMBINED
------------  ---------------  ---------                                        ------------  ------------  ----------  -----------
                                          TOTAL PREFERRED STOCK                     808,640             -        -          808,640
                                          (cost $802,310 and $0, respectively)

                                          REPURCHASE AGREEMENT

                                          Custodial Trust Company, 1.25%,
                                           dated 6/30/04, due 07/01/04,
                                           repurchase price $232,428
                                           (collateralized by US Treasury
        -       $232,420       $232,420    Bills)                                         -       232,420        -          232,420
                                                                                -----------   -----------      ---      -----------

                                          TOTAL INVESTMENTS IN SECURITIES

                                          (cost $23,454,608 and $21,214,227
                                           respectively+)                        28,783,202    22,207,310        -       50,990,512
                                          Other Assets less Liabilities             320,024       276,379                   596,403
                                                                                -----------   -----------      ---      -----------
                                          NET ASSETS                             29,103,226    22,483,689        -       51,586,915
                                                                                ===========   ===========      ===      ===========

                                          +Cost For Federal Income
                                          Tax purposes is the same
                                          Net unrealized appreciation
                                          (depreciation) consists of:
                                          Gross unrealized appreciation           5,477,189     1,332,824                 6,810,013
                                          Gross unrealized depreciation            (148,595)     (339,741)                 (488,336)
                                                                                -----------   -----------      ---      -----------
                                          Net unrealized appreciation
                                           (depreciation)  consists of:           5,328,594       993,083        -        6,321,677
                                                                                ===========   ===========      ===      ===========

                                                                                ===========   ===========      ===      ===========

See accompanying Notes to Pro Forma Combining Financial Statements.

                            VICTORY REAL ESTATE FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2004
                                   (UNAUDITED)

                                                                   KENSINGTON REAL
                                                   VICTORY REAL   ESTATE SECURITIES
                                                   ESTATE FUND          FUND          PRO FORMA     PRO FORMA
                                                   (HISTORICAL)     (HISTORICAL)      ADJUSTMENT     COMBINED
                                                   ------------   -----------------   ----------   -----------
ASSETS
   Investments in securities, at cost (Note 2)     $ 23,454,608   $      21,214,227   $        0   $44,668,835
                                                   ============   =================   ==========   ===========

   Investments in securities, at value (Note 2)    $ 28,783,202   $      22,207,310   $        0   $50,990,512
   Cash                                                  56,484                   -                     56,484
   Receivables:
      Investment securities sold                         91,948           1,020,235                  1,112,183
      Fund shares sold                                        -              47,741            -        47,741
      Dividends and interest                            171,285             130,482            -       301,767
   Prepaid expenses and other assets                     28,419                 832            -        29,251
                                                   ------------   -----------------   ----------   -----------
        Total assets                                 29,131,338          23,406,600                 52,537,938
                                                   ------------   -----------------   ----------   -----------

LIABILITIES
   Payables:
      Securities purchased                                    -             894,368            -       894,368
       Fund shares redeemed                                   -                 780            -           780
      Due to Adviser (Note 2)                             8,778               4,108            -        12,886
      Distribution (12b-1) fees                           3,247              11,223            -        14,470
   Other accrued expenses (Note 2)                       16,087              12,432            -        28,519
                                                   ------------   -----------------   ----------   -----------
        Total liabilities                                28,112             922,911            -       951,023
                                                   ------------

   NET ASSETS                                      $ 29,103,226   $      22,483,689   $        0   $51,586,915
                                                   ============   =================   ==========   ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                 $ 21,963,198   $      21,164,278   $        0   $43,127,476
   Undistributed (overdistributed) net investment
     income investment income                          (117,218)              6,642            -      (110,576)
   Undistributed net realized gain on investments     1,928,652             319,686            -     2,248,338
   Net unrealized appreciation on investments         5,328,594             993,083            -     6,321,677
                                                   ------------   -----------------   ----------   -----------
        Net assets                                 $ 29,103,226   $      22,483,689   $        0   $51,586,915
                                                   ============   =================   ==========   ===========

CLASS A (NOTE 4)
Net Assets                                         $ 21,575,264   $      11,211,750   $6,975,335   $39,762,349
Shares of beneficial interest outstanding, no par
  value, unlimited authorization                      1,327,846             336,484     (470,985)    1,193,345
                                                   ------------   -----------------                -----------
Net asset value per share                          $      16.25   $           33.32                $     33.32
                                                   ------------   -----------------                -----------
Offering price per share net asset value per
  share/(1-5.75%)                                  $      17.24   $           35.35                $     35.35
                                                   ------------   -----------------                -----------

CLASS B (NOTE 4)
Net Assets                                                  N/A   $       1,765,702            -     1,765,702
Shares of beneficial interest outstanding, no par
  value, unlimited authorization                            N/A              53,184            -        53,184
                                                   ------------   -----------------                -----------
Net asset value and offering price per share                N/A               33.20            -   $     33.20
                                                   ------------   -----------------                -----------

CLASS C (NOTE 4)
Net Assets                                         $    552,628   $       9,506,237            -    10,058,865
Shares of beneficial interest outstanding, no par
  value, unlimited authorization                         34,105             286,726      (17,434)      303,397
                                                   ------------   -----------------   ----------   -----------
Net asset value and offering price per share       $      16.20   $           33.15                $     33.15
                                                   ------------   -----------------   ----------   -----------

CLASS R (NOTE 4)
Net Assets                                            6,975,335                 N/A   (6,975,335)
Shares of beneficial interest outstanding, no par
  value, unlimited authorization                        430,553                 N/A     (430,553)
                                                   ------------   -----------------   ----------   -----------
Net asset value and offering price per share       $      16.20                 N/A
                                                   ------------   -----------------   ----------   -----------

See accompanying Notes to Pro Forma Combining Financial Statements.

                            VICTORY REAL ESTATE FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                   FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004
                                   (UNAUDITED)

                                                                   KENSINGTON REAL
                                                   VICTORY REAL   ESTATE SECURITIES
                                                   ESTATE FUND          FUND          PRO FORMA     PRO FORMA
                                                   (HISTORICAL)     (HISTORICAL)      ADJUSTMENT     COMBINED
                                                   ------------   -----------------   ----------   -----------
INVESTMENT INCOME
  Income
    Dividends                                      $  1,234,571   $         685,613   $        0   $ 1,920,184
    Interest                                             19,616               4,060            -        23,676
                                                   ------------   -----------------   ----------   -----------
      Total income                                    1,254,187             689,673            -     1,943,860
                                                   ------------   -----------------   ----------   -----------

  Expenses
    Investment advisory fees (Note 2)                   275,547             104,630     17,222(A)      397,399
    Distribution fees (Note 2)
        Class A                                               -              14,668     84,749(B)       99,417
        Class B                                               -               9,300                      9,300
        Class C                                           4,083              55,124                     59,207
        Class R                                          31,422                   -   (31,422)(C)            -
    Shareholder service fees Class A (Note 2)            69,038                   -   (69,038)(D)            -
    Fund accounting fees                                 64,218              50,000            -       114,218
    Transfer agent fees                                  35,028              27,910            -        62,938
    Custody fees                                         18,199               2,581            -        20,780
    Administration fees                                  42,264              14,756            -        57,020
    State registration fees                              33,318              35,496            -        68,814
    Printing fees                                         5,137                 177            -         5,314
    Other                                                 9,662               6,858            -        16,520
                                                   ------------   -----------------   ----------   -----------
       Total expenses                                   587,916             321,500        1,511       910,927
       Less: fees waived and expenses absorbed
        (Note 2)                                        (84,812)            (94,696)      (1,511)     (181,019)
                                                   ------------   -----------------   ----------   -----------
       Net expenses                                     503,104             226,804            -       729,908
                                                   ------------   -----------------   ----------   -----------
             NET INVESTMENT INCOME                      751,083             462,869            -     1,213,952
                                                   ------------   -----------------   ----------   -----------

REALIZED AND UNREALIZED GAIN  ON INVESTMENTS
  Net realized gain on investments                    3,224,358             412,333            -     3,636,691
  Change in unrealized appreciation on investments    1,977,460             957,998                  2,935,458
                                                   ------------   -----------------   ----------   -----------
       Net realized and unrealized gain on
        investments                                   5,201,818           1,370,331            -     6,572,149
                                                   ------------   -----------------   ----------   -----------
           NET INCREASE IN NET ASSETS RESULTING
                                                   ------------   -----------------   ----------   -----------
                FROM OPERATIONS                    $  5,952,901   $       1,833,200   $        0   $ 7,786,101
                                                   ============   =================   ==========   ===========

THE KENSINGTON FUNDS
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENT

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma combining financial statements and the accompanying pro forma schedules of investments give effect to the proposed Agreement and Plan of Reorganization pursuant to which the Victory Real Estate Fund (the "Victory Fund") will transfer all of its assets and liabilities to the Kensington Real Estate Securities Fund (the "Kensington Fund"), in exchange for shares of the Kensington Fund. The Kensington Fund will be the legal and accounting survivor of the reorganization. The pro forma combining portfolio of investments and the pro forma combining statement of assets and liabilities are as of June 30, 2004 and the pro forma combining statement of operations is for the 12-month period ended June 30, 2004. The pro forma statements should be read in conjunction with the historical financial statements of the Victory Fund and the Kensington Fund in the Statement of Additional Information.

The costs of the reorganization will be borne by the Victory Fund and the Kensington Fund's respective investment advisers and their affiliates, as applicable. No such expenses shall be borne by either the Victory Fund or the Kensington Fund.

It is contemplated that the reorganization will be accounted for as a tax-free reorganization of investment companies for federal income tax purposes.

NOTE 2 - PRO FORMA ADJUSTMENTS

Pro forma adjustments have been made to give effect to each of the following as if the reorganization had occurred as of the beginning of each period presented:

   A - To adjust for Victory Fund's investment advisory fee by 0.05%.

   B - Pursuant to the Kensington Fund's distribution plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, to recognize 0.25% distribution fees on the Victory Fund's Class A and Class R average daily net assets.

   C - To eliminate the Victory Fund's Class R shares distribution fees.

   D.- To eliminate the Victory Fund's Class A shares shareholder service fees.

NOTE 3 - SECURITY VALUATION

With respect to the Kensington Fund, equity securities for which market quotations are readily available are valued based upon their last sales prices in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of the investment adviser for the Kensington Fund under the supervision of the Fund's Board of Trustees.

NOTE 4 - EXCHANGE OF SHARES

The Victory Fund offers three classes of shares: Class A, Class C and Class R. The Kensington Fund also offers three classes of shares: Class A, Class B and Class C. Holders of Class A shares of the Victory Fund will receive an amount of Class A shares of the Kensington Fund equal in value to their Class A Victory Fund shares; holders of Class C shares of the Victory Fund will receive an amount of Class C shares of the Kensington Fund equal in value to their Class C Victory Fund shares; and holders of Class R shares of the Victory Fund will receive an amount of Class A shares of the Kensington Fund equal in value to their Class R Victory Fund shares.

                             THE VICTORY PORTFOLIOS
                                REAL ESTATE FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                             SCHEDULED TO BE HELD ON
                                 March 15, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of the Real Estate Fund, for use at the special meeting of shareholders ("Special Meeting") to be held at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio on March 15, 2005 at 10:00 a.m. The undersigned hereby appoints Anne M. Dombrowski and Christopher K. Dyer, each of them with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposal indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

                                                                               FOR            AGAINST             ABSTAIN
1.  To approve an Agreement and Plan of Reorganization providing for the      [    ]           [    ]              [   ]
acquisition of all of the assets of the Real Estate Fund by the
Kensington Real Estate Securities Fund in exchange for shares of beneficial interest of the Kensington Real Estate Securities Fund, as more fully described in the Prospectus/Proxy Statement dated January 28,
2005, together with each and every transaction contemplated thereby.

      2. To transact such other business as may properly come before the meeting, or any adjournments thereof.

Please sign exactly as your name appears on this card. When an account is held by joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, indicate the entity's name and sign as an authorized person.

x                                        x
------------------------------------     ---------------------------------------
Signature                    (Date)      Signature                      (Date)
(Please sign within the box)             (Please sign within the box)

                              THE KENSINGTON FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

      Article VII of the Registrant's Declaration of Trust states as follows:

      Section 3. Indemnification

            (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

                  (i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) for purposes of this Section 3 and Section 5 of this
Article VII below, "agent" means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; "proceeding" means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and "liabilities" and "expenses" includes, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

            (b) No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

            (c) The Trust's financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

            (d) Expenses in connection with the defense of any proceeding of the character described in paragraph (a) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either
(i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

      (1)   (a)   Certificate of Trust of Registrant(1).

            (b)   Declaration of Trust of Registrant(1).

      (2)         By-Laws of Registrant(2).

      (3)         Not Applicable.

      (4)         Form of Agreement and Plan of Reorganization.*

      (5)         Not Applicable.

      (6)   (a)   Investment Advisory Agreement between Registrant and
                  Kensington Investment Group, Inc. with respect to the Kensington Real Estate Securities Fund (2).

      (7)   (a)   Distribution Agreement between Registrant and Quasar
                  Distributors, LLC (3).

            (b) Dealer Agreement between Registrant and Quasar Distributors, LLC (3)

      (8)         Not Applicable.

      (9)   (a)   Custody Agreement between Registrant and Custodial Trust
                  Company (2).

      (10)  (a)   Service and Distribution Plan with respect to Kensington Real
                  Estate Securities Fund (2).

            (b) Rule 18f-3 Plan with respect to Kensington Real Estate Securities Fund (2).

      (11) Form of opinion of Dechert LLP regarding legality of issuance of shares (filed herewith).

      (12) Form of opinion of Dechert LLP regarding certain tax matters (filed herewith).

      (13)  Not Applicable.

      (14)  Consent of Independent Auditors (to be filed subsequently).

--------------------------
*     Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

      (15)  Not Applicable.

      (16)  Powers of Attorney (1).

      ----------------------
      (1) Filed within the initial Registration Statement (333-103630) on March 6, 2003.

      (2)   Filed with Pre-Effective Amendment No. 1 (333-103630) on March 31,
            2003.

      (3) Filed with Post-Effective Amendment No. 3 (333-103630) on December 29, 2004.

ITEM 17. UNDERTAKINGS.

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of Registrant in the City of Washington in the District of Columbia on the 29th day of December, 2004.

                                        THE KENSINGTON FUNDS

                                        /s/ John P. Kramer
                                        ----------------------------------------
                                        John P. Kramer*

      As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                            TITLE                                  Date
/s/ John P. Kramer             President and Trustee                          December 29, 2004
------------------             (Principal Executive Officer)
John P. Kramer*

/s/ Robert M. Brown            Trustee                                        December 29, 2004
-------------------
Robert M. Brown*

/s/ Frank C. Marinaro          Trustee                                        December 29, 2004
---------------------
Frank C. Marinaro*

/s/ David R. Pearce            Trustee                                        December 29, 2004
-------------------
David R. Pearce*

/s/ Cynthia M. Yee             Treasurer (Principal Financial Officer)        December 29, 2004
------------------
Cynthia M. Yee*

*/s/ Patrick W.D. Turley
------------------------
Patrick W.D. Turley
Attorney-in-Fact

                                INDEX OF EXHIBITS

(11)  Form of Opinion of Dechert LLP regarding legality of issuance of shares.

(12)  Form of Opinion of Dechert LLP regarding certain tax matters.